UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 29, 2006
Date of report (Date of earliest event reported)
ALTRA INDUSTRIAL MOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124944	30-0283143

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          On September 29, 2006, Altra Holdings, Inc., parent company of Altra Industrial Motion, Inc., announced that it has filed a registration statement with the Securities and Exchange Commission for a proposed initial public offering of its common stock. The number of shares to be offered and the price range for the offering have not yet been determined. A portion of these shares will be issued and sold by Altra Holdings, and a portion will be sold by certain stockholders of Altra Holdings. The press release announcing the offering is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 29, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion Inc.
By:	/s/ David Wall
	Name:	David Wall
	Title:	Chief Financial Officer

Date: September 29, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 29, 2006

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